GRAND PRIX INVESTORS FUND

a series of Grand Prix Investors Trust

Supplement dated May 8, 2012

to the Prospectus dated December 1, 2011

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The following disclosure is added to the FUND SUMMARY section entitled “PRINCIPAL RISKS OF INVESTING IN THE FUND.”

Portfolio Turnover Risk. High portfolio turnover results in higher transactional and brokerage costs, which reduce the Fund’s return.

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The following disclosure is added to the ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS section entitled “PRINCIPAL RISKS OF INVESTING IN THE FUND.”

Portfolio Turnover Risk.Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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This Supplement, and the Prospectus and Statement of Additional Information both dated December 1, 2011, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated December 1, 2011, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-800-453-6556.